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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 July 23, 1997
                                 -------------
                                 Date of Report



                                 HOMECORP, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   0-18284           36-3680814
   -------------------------------  -------------------------------------
   (State or other jurisdiction       (Commission        (IRS Employer
    of incorporation)                  File Number)       Identification
                                                                Number)



  1107 EAST STATE STREET, ROCKFORD, IL                    61104-2259
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  (Address of principal executive offices)                (Zip Code)



  Registrant's telephone number, including area code  (815) 987-2200
                                                      --------------
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ITEM 5.   OTHER EVENT

          On July 15, 1997, the Registrant issued the attached
          Press Release.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               1.  Press Release, dated July 15, 1997.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOMECORP, INC.



Date: July 23, 1997                    By:  /s/ C. Steven Sjogren
     ---------------                        ---------------------------
                                            C. Steven Sjogren
                                            President and
                                            Chief Executive Officer